UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NOBLE ROMAN’S, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

On August 29, 2025, Noble Roman’s, Inc., an Indiana corporation ( “Noble Roman’s,”  “we” or the  “Company”), filed with the Securities and Exchange Commission a definitive proxy statement for purposes of the annual meeting of its shareholders to be held on Tuesday, September 16, 2025. The Company inadvertently included with such proxy statement a form of proxy that differed from the form distributed to the Company’s shareholders. Accordingly, the Company is filing these definitive additional materials to include the form of proxy mailed to the shareholders, which is attached hereto.

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PROXY CARD

Noble Roman's®
THE BETTER PIZZA PEOPLE

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., ET on September 16, 2025.

Online
Go to www.investorvote.com/NROM or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/NROM

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Paul Mobley as a Class II Director.

1. Election of one Class II Director

Company Nominee

	For	Against	Abstain
01 - Paul W. Mobley	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please date and sign in the exact name in which you own Noble Roman's, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

046MYB

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Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NROM

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NOBLE ROMAN'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints A. Scott Mobley and Douglas Coape-Arnold, and each of them, with or without the other, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated below all of the shares of Common Stock, no par value, of Noble Roman's, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Noble Roman's, Inc. to be held in the Heritage Park conference room at 6612 E. 75th Street, Indianapolis, Indiana 46250, at 10:30 a.m., local time, September 16, 2025, and at any adjournment or postponement thereof.

This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and any adjournment or postponement thereof as permitted by Rule 14a-4(c).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" the Company nominee listed above in the election of a Class II Director.

The undersigned acknowledges receipt of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, the Notice of the Annual Meeting and the Proxy Statement.

Dated this 29th day of August, 2025.

PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

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